                                 FIFTH AMENDMENT

                                       TO

                         RECEIVABLES PURCHASE AGREEMENT

         This Fifth Amendment to Receivables Purchase Agreement dated as of April 30, 1995 (this "Fifth Amendment"), is among THE ORIGINATORS listed on the signature page hereof (collectively, the "Originators") and PRIME RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Originators and the Purchaser entered into a Receivables Purchase Agreement dated as of December 15, 1992 (the "Purchase Agreement") pursuant to which the Purchaser purchased Receivables (as defined in the Purchase Agreement) from the Originators on the terms and conditions set forth in the Purchase Agreement;

         WHEREAS, the Originators and the Purchaser wish to amend the Purchase Agreement to revise Schedule IV attached to the Purchase Agreement;

         WHEREAS, Section 8.01 of the Purchase Agreement permits the Originators and the Purchaser to amend the Purchase Agreement subject to certain conditions;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Schedule IV attached to the Purchase Agreement is hereby deleted in its entirety and Schedule IV attached hereto is substituted therefor.

         2. Attached hereto as Exhibit A is a certificate by an officer of FDS National Bank, as Servicer, stating that the amendment to the Purchase Agreement affected by this Fifth Amendment does not adversely affect in any material respect the interests of any of the Investor Certificateholders (as defined in the Purchase Agreement), which certificate is required to be delivered to the Trustee (as defined in the Purchase Agreement) pursuant to Section 8.01 of the Purchase Agreement.

         3. The Purchase Agreement, as amended by this Fifth Amendment shall continue in full force and effect among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           THE ORIGINATORS:

                           ABRAHAM & STRAUS, INC.

                           By: /s/ Dennis J. Broderick
                               ----------------------------------
                           Title: Vice President
                                   ------------------------------

                           BLOOMINGDALE'S, INC.

                           By: /s/ Dennis J. Broderick
                               ----------------------------------
                           Title: Vice President
                                   ------------------------------

                           BURDINES, INC.

                           By: /s/ Dennis J. Broderick
                               ----------------------------------
                           Title: Vice President
                                   ------------------------------

                           JORDAN MARSH STORES CORPORATION

                           By: /s/ Dennis J. Broderick
                               ----------------------------------
                           Title: Vice President
                                   ------------------------------

                           LAZARUS, INC.

                           By: /s/ Dennis J. Broderick
                               ----------------------------------
                           Title: Vice President
                                   ------------------------------

                           LAZARUS PA, INC.

                           By: /s/ Dennis J. Broderick
                               ----------------------------------
                           Title: Vice President
                                   ------------------------------

                           STERN'S DEPARTMENT STORES, INC.

                           By: /s/ Dennis J. Broderick
                               ----------------------------------
                           Title: Vice President
                                   ------------------------------

                           RICH'S DEPARTMENT STORES, INC.

                           By: /s/ Dennis J. Broderick
                               ----------------------------------
                           Title: Vice President
                                   ------------------------------

                           THE BON, INC.

                           By: /s/ Dennis J. Broderick
                               ----------------------------------
                           Title: Vice President
                                   ------------------------------

                           FDS NATIONAL BANK

Date: 4/30/95              By:  /s/ Susan P. Storer
                               ----------------------------------
                           Title:  Treasurer
                                   ------------------------------

                           THE PURCHASER:

                           PRIME RECEIVABLES CORPORATION

Date: 4/30/95              By:  /s/ Susan B. Robinson
                               ----------------------------------
                           Title:  President
                                   ------------------------------

                                    EXHIBIT A

                                FDS NATIONAL BANK

                              OFFICER'S CERTIFICATE

         Pursuant to Section 8.01(a) of the Receivables Purchase Agreement dated as of December 15, 1992 among the Originators listed therein and Prime Receivables Corporation, as amended, FDS National Bank, a national banking association, as Servicer, certifies that the amendment dated as of April 30, 1995 to Schedule IV of Receivables Purchase Agreement does not adversely affect in any material respect the interests of any of the Investor Certificateholders.

                           /s/ Susan P. Storer
                           --------------------------------------
                           FDS National Bank
                           As Servicer

Dated:  4/30/95            Name:  Susan P. Storer
                                  ------------------------------
                           Title:  Chief Financial Officer

                                                                     Schedule IV

                            List of Lock-box Accounts
                            -------------------------

Star Bank Corporation                    Burdines                              480-366-723
P.O. Box 1038                            Dept. 4500
425 Walnut Street                        Cincinnati, OH  45274-4500
Cincinnati, OH  45201-1036

                                         Jordan Marsh                          480-381-1425
                                         P.O. Box 8079
                                         Mason, OH  45040-8079

PNC Bank                                 The Bon Marche                        426-002-7019
201 East 5th Street                      P.O. Box 8080
Cincinnati, OH  45201-1198               Mason, OH  45040-8080

                                         Stern's                               419-000-2709
                                         P.O. Box 8081
                                         Mason, OH  45040-8081

                                         Lazarus                               411-017-5133
                                         P.O. Box 4504
                                         Mason, OH  45040-4504

PNC Bank, N.A.                           Lazarus PA, Inc.                      100-30967
1 Olive Plaza                            Attn:  Cashier
210 Sixth Ave.                           501 Penn Ave.
Pittsburgh, PA  15265                    Pittsburgh, PA  15285-0001

AmSouth Bank, N.A.                       Bloomingdale's                        88-419-622
1900 Fifth Ave., North                   P.O. Box 11407
Birmingham, AL  35203                    Drawer 0018
                                         Birmingham, AL  35245-0018

                                         Rich's                                01-579-282
                                         P.O. Box 11407
                                         Drawer 0001
                                         Birmingham, AL  35245-0001

                                         Goldsmith's                           73-233-579
                                         P.O. Box 11407
                                         Drawer 0012
                                         Birmingham, AL  35245-0012

                                         Abraham & Straus                      69-116-059
                                         P.O. Box 11407
                                         Drawer 0008
                                         Birmingham, AL  35245-0008

The Fifth Third Bank                     Lazarus                               715-27336
38 Fountain Square Plaza                 P.O. Box 0064
Cincinnati, OH  45263                    Cincinnati, OH  45274-0064

SunTrust Bank                            Macy's                                8801-245864
P.O. Box 4418                            P.O. Box 9772
25 Park Place                            Macon, GA 32106
Atlanta, GA 30302

                                         Macy's
                                         P.O. Box 9773
                                         Macon, GA 32106